                                                                   EXHIBIT 10.01

NAME OF SUBSCRIBER: ___________________
SUBSCRIPTION AGREEMENT: NO. _____________________
FINANCIAL ADVISOR NAME: _____________________
FINANCIAL ADVISOR CODE: _____________________

                            ML SELECT FUTURES I L.P.

                    MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC

                                 GENERAL PARTNER

                             SUBSCRIPTION AGREEMENT

                              --------------------

                        THESE ARE SPECULATIVE SECURITIES

                             -----------------------

                                      S-i

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                            ML SELECT FUTURES I L.P.

                            SUBSCRIPTION INSTRUCTIONS

         ML SELECT FUTURES I L.P. (THE "FUND"), of which MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC ("MLAI LLC") is the general partner, is a speculative, single-advisor commodity pool investment offered only to persons who are "accredited investors" as defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). All investors must be financially sophisticated and able to evaluate the risks and merits of a specialized, non-traditional investment such as the Fund. The speculative nature of an investment in the Fund makes it appropriate only as a diversification for a limited portion of the risk segment of a portfolio. No prospective investor should invest more than 10% of such investor's readily marketable assets in the Fund.

         If you have any questions concerning how to complete the Subscription Agreement, please contact a representative of MLAI LLC at 1-866-MER-ALTS.

      THE SUBSCRIPTION AGREEMENT WILL BE KEPT STRICTLY CONFIDENTIAL AND WILL
        NOT BE REVIEWED BY ANY PARTY OTHER THAN MLAI LLC AND ITS COUNSEL.

                            ML SELECT FUTURES I L.P.
                  C/O MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC
                                 GENERAL PARTNER
                           Princeton Corporate Campus
                       800 Scudders Mill Road, Section 2G
                          Plainsboro, New Jersey 08536
                              Phone: 1-866-MER-ALTS
                            Facsimile: (609) 282-8586

                            ML SELECT FUTURES I L.P.

                             SUBSCRIPTION AGREEMENT

ML SELECT FUTURES I L.P.
C/O MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC
   GENERAL PARTNER
   PRINCETON CORPORATE CAMPUS
   800 SCUDDERS MILL ROAD, SECTION 2G
   PLAINSBORO, NEW JERSEY 08536

Dear Sirs:

         1. SUBSCRIPTION FOR UNITS. The undersigned and, if the undersigned is an entity, the person executing this Subscription Agreement on behalf of the undersigned (the undersigned and any such person being collectively referred to herein as the "Subscriber," except where the context otherwise requires), hereby irrevocably subscribes, in the amount set forth on the executed Signature Page hereof, for units of limited partnership interest ("UNITS") in ML SELECT FUTURES I L.P. (THE "FUND"). The Subscriber acknowledges that this subscription is subject to being accepted or rejected (in whole or in part) in the sole discretion of MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC ("MLAI LLC"), the general partner of the Fund.

         Capitalized terms not otherwise defined herein are used with the meanings assigned to such terms in the Fund's Confidential Private Placement Memorandum dated MAY 1, 2003 (the "Memorandum").

         The Subscriber hereby authorizes Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Selling Agent") to debit the subscription amount from the Subscriber's Merrill Lynch customer securities account on the month-end settlement date for the Subscriber's purchase of Units. The Subscriber acknowledges that such subscription amount must be in the Subscriber's Merrill Lynch customer securities account by the opening of business on the settlement date. On the settlement date, the subscription amount will be credited directly to an account of the Fund.

         The minimum subscription is $25,000 for initial investments and $10,000 for additional investments ($24,500 or $9,800 for initial and additional investments, respectively, for officers and employees of Merrill Lynch & Co., Inc. and its affiliates). In general, new Subscription Agreements do not need to be submitted with each additional investment.

         Units are sold at the Net Asset Value per Unit on the applicable settlement date.

         2. REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER. As an inducement to MLAI LLC to accept this Subscription Agreement on behalf of the Fund, the Subscriber hereby represents and warrants to MLAI LLC, the Fund, the Commodity Broker and the Selling Agent as follows:

                  (a) If an individual, the Subscriber is over 21 years old and is legally competent to execute this Subscription Agreement; if an entity, the Subscriber is duly authorized and qualified to become a Limited Partner in the Fund, and the person executing this Subscription Agreement on behalf of the Subscriber has been duly authorized by the Subscriber to execute and deliver this Subscription Agreement on behalf of the Subscriber.

                  ENTITY SUBSCRIBERS MUST CONFIRM THAT THEY ARE AUTHORIZED TO INVEST IN A SPECULATIVE, NON-TRADITIONAL COMMODITY POOL SUCH AS THE FUND. MANY ENTITIES MAY NOT, IN FACT, BE AUTHORIZED -- PURSUANT TO THEIR CHARTER DOCUMENTS, INVESTMENT POLICIES OR OTHER APPLICABLE PROVISIONS -- TO INVEST IN THE UNITS.

                  (b) The subscriber understands that MLAI LLC is affiliated with the Commodity Broker and the Selling Agent. The Subscriber further understands that Sunrise Capital Partners, LLC (the "Trading Advisor") has had, and will continue to have, ongoing business dealings with MLAI LLC and its affiliates and that the Fund is subject to conflicts of interest.

                  (c) Neither the Subscriber, if an entity, nor its sponsor is required to be (i) registered with the Commodity Futures Trading Commission ("CFTC") in any capacity under the Commodity Exchange Act or applicable CFTC rules, or (ii) a member of the National Futures Association ("NFA"); in each case despite the Fund's status as a "commodity pool." In the alternative, the Subscriber and/or its sponsor is (iii) properly registered with the CFTC in all capacities in which it is required to be registered under the Commodity Exchange Act and applicable CFTC rules and (iv) a member in good standing of the NFA in such capacities. IF THE SUBSCRIBER IS AN ENTITY AND IS NOT REGISTERED WITH THE CFTC AND A MEMBER IN GOOD STANDING OF THE NFA, THE SUBSCRIBER MUST INCLUDE AS A SEPARATE DOCUMENT DELIVERED TOGETHER WITH THIS SUBSCRIPTION AGREEMENT AN EXPLANATION OF WHY THE SUBSCRIBER'S SPONSOR NEED NOT REGISTER AS A "COMMODITY POOL OPERATOR." IN GENERAL, DUE TO THE FUND'S STATUS AS A "COMMODITY POOL," THE SUBSCRIBER'S AND/OR ITS SPONSOR WOULD NEED TO BE SO REGISTERED AND TO BE A MEMBER IN GOOD STANDING OF THE NFA IN SUCH CAPACITY IN ORDER FOR THE SUBSCRIBER TO PURCHASE UNITS, UNLESS EXPRESS EXEMPTIVE RELIEF HAS BEEN OBTAINED FROM THE CFTC.

                  (d) The Subscriber has had substantive business dealings with Merrill Lynch or a Merrill Lynch Financial Advisor for at least six months, and believes that Merrill Lynch or such Merrill Lynch Financial Advisor should have sufficient information available to it to be able to assess the Subscriber's financial position as well as the Subscriber's financial knowledge and sophistication.

                  (e) The Subscriber and the Subscriber's purchaser representative, if any, have received and carefully read a copy of the Fund's Memorandum.

                  (f) The Subscriber understands that no federal or state agency or securities or commodity exchange has reviewed the Memorandum or the private placement of the Units or made any finding or determination as to the fairness of the business terms of an investment in the Fund.

                  (g) The Subscriber is acquiring the Units for which the Subscriber has hereby subscribed for the Subscriber's own account, as principal, for investment and not with a view to the resale or distribution of all or any of such Units. The Subscriber understands that the Units have not been registered under the Securities Act or any similar state law and cannot be transferred or assigned except with the consent of MLAI LLC (which MLAI LLC does not expect to give except under unusual circumstances).

                  (h) The Subscriber understands that the data in the performance information in the Memorandum should be read only in conjunction with the notes to such information, and that such information should not be interpreted to mean that the Fund will have similar results or will realize any profits whatsoever. Furthermore, the Subscriber confirms that none of the Trading Advisor, the Fund or any General Partner or any Affiliate (each of the General Partner and its Affiliates, a "General Partner Party"), as "Affiliate" is defined in Section 15(b) of the Agreement of Limited Partnership (the "Partnership Agreement") of the Fund, guarantees the success of an investment in the Units or that substantial losses will not be incurred on such investment.

                  (i) The Subscriber and the Subscriber's purchaser representative, if any, have carefully reviewed and understand the various risks of an investment in the Fund -- including, without limitation, the risks and other considerations summarized in the Memorandum under the captions, "Summary," "Merrill Lynch Alternative Investments LLC," "The Risks You Face," "Conflicts of Interest" and "Tax Consequences" -- and the Subscriber can afford to bear the risks of a specialized, illiquid investment such as the Fund, including the risk of incurring substantial losses.

                  (j) The Subscriber and the Subscriber's purchaser representative, if any, have carefully reviewed and understand the terms of the Partnership Agreement, and the Subscriber specifically agrees to and acknowledges the exculpation and indemnification provisions set forth in Sections 15(a) and 15(b) of the Partnership Agreement and that such provisions shall survive the Subscriber's withdrawal from the Fund and the dissolution thereof. The Subscriber hereby specifically waives any personal liability against any General Partner Party in respect of the sale of the Units and the operations of the Fund; provided, that the General Partner Party in question complies with the standard of liability set forth in the Partnership Agreement.

                  (k) The Subscriber understands that MLAI LLC and its affiliates and the Trading Advisor will receive substantial remuneration from the Fund, and that such remuneration will be calculated on a basis which includes unrealized as well as realized gains.

                  (l) The Subscriber acknowledges that the Subscriber may be contractually required, pursuant to the terms of the Partnership Agreement, to repay redemption or distribution proceeds, plus interest, to the Fund, even after the Subscriber has otherwise redeemed all of such Subscriber's Units.

                  (m) The Subscriber and the Subscriber's purchaser representative, if any, have been furnished with all materials relating to the Fund, its operation, the private placement of Units, the investment experience of MLAI LLC and any other matters relating to this private placement which they have requested; the Subscriber and the Subscriber's purchaser representative, if any, have been afforded the opportunity to ask any questions and obtain any additional information necessary to verify the accuracy of any representation or information set forth in the Memorandum; and the Subscriber and the Subscriber's purchaser representative, if any, have received answers to all inquiries put to MLAI LLC and its principals.

                  (n) The Subscriber has relied only on the information in the Memorandum in determining to subscribe for Units, irrespective of whatever information the Subscriber may have been furnished as described in paragraph (m) above.

                  (o) The monies to be invested in the Fund were not derived from activities that may contravene federal or state or international anti-money laundering laws and regulations. The Subscriber is not (i) an individual, entity or organization named on a U.S. Office of Foreign Assets Control ("OFAC") "watch list" and does not have any affiliation of any kind with such an individual, entity or organization, (ii) a foreign shell bank, (iii) a person or entity resident in or whose subscription funds are transferred from or through a jurisdiction identified as non-cooperative by the Financial Action Task Force, (iv) a senior foreign political figure(1), an immediate family member(2) or close associate(3) of a senior foreign political figure within the

---------------------
(1) A "senior foreign political figure" is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a "senior foreign political figure" includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

(2) "Immediate family" of a senior foreign political figure typically includes the figure's parents, siblings, spouse, children and in-laws.

(3) A "close associate" of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

         meaning of the USA PATRIOT Act of 2001(4). The Subscriber agrees to promptly notify the Fund should it become aware of any change in the information set forth in this representation. The Subscriber acknowledges that, by law, the Fund may be obligated to "freeze the account" of the Subscriber, either by prohibiting additional subscriptions, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Fund may also be required to report such action and to disclose the Subscriber's identity to OFAC. The Subscriber agrees to provide any information the Fund or its agents deem necessary to comply with its anti-money laundering program and related responsibilities from time to time.

                  (p) All the information which the Subscriber has furnished to MLAI LLC, or which is set forth herein, is correct and complete as of the date of this Subscription Agreement, and if there should be any material change in such information prior to the Subscriber's admission as a Limited Partner, the Subscriber will immediately furnish such revised or corrected information to MLAI LLC.

                  (q) The Subscriber agrees that the foregoing representations and warranties, and all other information regarding the Subscriber set forth herein, may be used as a defense in any actions relating to the Fund or the offering of the Units, and that it is only on the basis of such representations and warranties and other information that MLAI LLC may be willing to accept the Subscriber's subscription for the Units.

         THE FUND IS A SPECIALIZED, SPECULATIVE INVESTMENT WHICH INVOLVES RISK. NO ONE SHOULD INVEST MORE THAN 10% OF SUCH PERSON'S READILY MARKETABLE ASSETS IN THE FUND OR REGARD THE FUND AS A COMPLETE INVESTMENT PROGRAM.

         THE SUBSCRIBER HAS READ CAREFULLY AND UNDERSTANDS THE MEMORANDUM AND HAS RELIED ON THE SUBSCRIBER'S OWN ADVISERS WITH RESPECT TO THE INVESTMENT CONTEMPLATED HEREBY AND ITS SUITABILITY AS AN INVESTMENT FOR THE SUBSCRIBER. THE SUBSCRIBER HAS NOT RELIED UPON THE FUND, ANY GENERAL PARTNER PARTY OR THE SUBSCRIBER'S MERRILL LYNCH FINANCIAL ADVISOR FOR TAX OR LEGAL ADVICE, BUT ONLY ON THE SUBSCRIBER'S OWN ADVISERS.

         3. INSURANCE COMPANY ACCOUNTS. If the Subscriber is an insurance company using assets of its general account to purchase Units, the Subscriber hereby represents and warrants that the percentage of such assets used to purchase Units that represents the assets of "employee benefit plans" does not exceed 10%. The Subscriber agrees immediately to notify MLAI LLC if such percentage exceeds 10%.

         The term "employee benefit plan" refers to: (i) any "employee benefit plan," as defined in the Employee Retirement Income Security Act of 1974 ("ERISA"), regardless of whether it is subject to ERISA; (ii) any "plan" as defined in Section 4975 of the Internal Revenue Code of 1986 (the "Code"); and
(iii) any entity deemed for any purpose of ERISA or Section 4975 of the Code to hold assets of any such "employee benefit plan" or "plan" due to investments made in such entity by such "employee benefit plans" and "plans." Employee benefit plans include, but are not limited to, corporate pension and profit-sharing plans, "simplified employee pension plans," KEOGH plans for self-employed individuals (including partners), "Individual Retirement Accounts," health insurance plans, life insurance plans, church plans, governmental plans, foreign plans, and bank commingled trust funds and insurance company pooled separate accounts for such plans and accounts.

         4. "ACCREDITED INVESTOR" STATUS UNDER THE SECURITIES ACT OF 1933. THE SUBSCRIBER WILL BE REQUIRED TO INDICATE ON THE SIGNATURE PAGE OF THIS SUBSCRIPTION AGREEMENT WHICH OF THE FOLLOWING CATEGORIES APPLIES TO THE SUBSCRIBER SO THAT THE SUBSCRIBER QUALIFIES AS AN "ACCREDITED INVESTOR."

INDIVIDUAL INVESTORS

-----------------------
(4) The United States "Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001", Pub. L. No. 107-56 (2001).

a. The Subscriber has a net worth (or joint net worth together with Subscriber's spouse) -- exclusive of homes, furnishings and automobiles -- in excess of $1,000,000, and has no reason to believe that Subscriber's net worth will not remain in excess of $1,000,000 for the foreseeable future.

b. The Subscriber had an annual income during the last two full calendar years of in excess of $200,000 (or joint income together with Subscriber's spouse of in excess of $300,000) and reasonably expects to have an annual income in excess of $200,000 (or joint income together with Subscriber's spouse of in excess of $300,000) during the current calendar year. The Subscriber has no reason to believe that Subscriber's income will not remain in excess of $200,000 (or joint income in excess of $300,000) for the foreseeable future.

Net worth includes all assets (other than homes, furnishings and automobiles), including such items as restricted securities, ownership in a business, assets in a pension or retirement plan, stocks and bonds, real estate, etc., less any liabilities (including all debts and obligations). The term "income" refers to gross income and includes tax-exempt interest, the excluded portion of long-term capital gain and sheltered cash distributions from limited partnerships and other investments. In general, salary, partnership distributions, investment income (net of investment expenses), and the revenues of a sole proprietorship (net of the operating expenses of that proprietorship) would constitute "income."

INVESTORS OTHER THAN INDIVIDUALS
--------------------------------

c. A bank or a savings and loan association within the meaning of the Securities Act whether acting in an individual or fiduciary capacity. ("Bank" is defined in Section 3(a)(2) of the Securities Act as "any national bank, or any banking institution organized under the laws of any State . . ., the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official.")

d. A broker or dealer registered pursuant to the Securities Exchange Act of 1934.

e. An insurance company within the meaning of the Securities Act. ("Insurance company" is defined in Section 2(13) of the Securities Act as "a company which is organized as an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies, and which is subject to supervision by the insurance commissioner, or a similar official or agency, of a State.")

f. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, with total assets in excess of $5,000,000.

g. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), (i) the investment decisions of which are made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment adviser, or (ii) which has total assets in excess of $5,000,000.

h. A self-directed employee benefit plan within the meaning of ERISA, the investment decisions of which are made solely by persons that are accredited investors.

i. A private business development company within the meaning of the Investment Advisers Act of 1940.

j. (i) an organization described in Section 501(c)(3) of the Internal Revenue Code, (ii) corporation, (iii) Massachusetts or similar business trust, or (iv) partnership, in each case not formed for the specific purpose of investing in the Fund and with total assets in excess of $5,000,000.

k. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of investing in the Fund, whose purchase is directed by a sophisticated person within the meaning of Regulation D.

l.       An entity in which all of the equity owners are accredited investors.

         5. INDEMNITY. The Subscriber agrees to indemnify and hold harmless the Fund, all General Partner Parties and the Trading Advisor against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation or any claim whatsoever commenced or threatened) arising out of or based upon any false representation or warranty, misinformation or breach or failure by the Subscriber herein or hereunder or under any other document furnished or delivered by the Subscriber to any of the foregoing in connection with the Subscriber's investment in the Fund or resulting from any unsuccessful securities proceeding brought by the Subscriber against the Fund or any General Partner Party.

         6. GOVERNING LAW; CONSENT TO JURISDICTION. THIS SUBSCRIPTION AGREEMENT WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES HERETO CONSENT TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS IN THE CITY, COUNTY AND STATE OF NEW YORK WITH RESPECT TO ANY PROCEEDING OR CLAIM ARISING HEREUNDER OR IN RESPECT OF THE FUND.

         7. DOCUMENTATION. If the Subscriber is an entity, MLAI LLC may request certain documentation (in addition to evidence of non-"commodity pool" status as contemplated by Section 2(c)) prior to accepting its subscription. Upon request:

         - a corporation may be required to deliver one copy of its articles of incorporation and by-laws, and a copy of any document authorizing or governing its investment policies, e.g., resolutions of the Board of Directors;

         - a partnership may be required to deliver one copy of its partnership agreement or other governing agreement; and

         - a trust may be required to deliver one copy of its declaration of trust or other governing instrument and any document authorizing or governing its investment policies.

Alternatively, entities may be required to submit an opinion of counsel to the effect that the investment proposed to be made in the Fund by the Subscriber is authorized (such counsel need not, however, pass on the suitability of such investment, which is a question of fact).

         8. ACCEPTANCE OF THE PARTNERSHIP AGREEMENT. The Subscriber agrees that on the date designated by MLAI LLC as the date as of which the Subscriber has been admitted to the Fund (generally, the date of the debit of the Subscriber's subscription funds from Subscriber's customer securities account and the receipt thereof by the Fund), the Subscriber shall become a Limited Partner, and the Subscriber hereby agrees to each and every term of the Partnership Agreement.

         9. POWER OF ATTORNEY. In connection with the acquisition of the Subscriber's Units pursuant to this Subscription Agreement, the Subscriber does hereby (in addition and not by way of limitation of the Power of Attorney included in Section 13 of the Partnership Agreement) irrevocably constitute and appoint MLAI LLC as the Subscriber's true and lawful representative and Attorney-in-Fact, with full power of substitution, in the Subscriber's name, place and stead, to execute, acknowledge, swear to, file and record (if applicable) on the Subscriber's behalf, and in the appropriate public offices if relevant: (i) the Partnership Agreement; (ii) a Certificate of Limited Partnership including amendments thereto; (iii) all instruments which MLAI LLC may deem necessary or appropriate to reflect any amendment, change or modification of the Partnership Agreement or the Certificate of Limited Partnership in accordance with the terms of the Partnership Agreement; and (iv) all instruments, agreements and documents which MLAI LLC considers necessary or appropriate to the operation of the Fund as contemplated in the Memorandum.

         The Subscriber agrees and acknowledges that the other Limited Partners are relying on the continued validity of the foregoing Power of Attorney, and that the Power of Attorney granted hereby shall be deemed to be coupled with an interest and shall be irrevocable and survive the death or incapacity of the Subscriber.

         10. STATE SECURITIES LEGENDS. The offering and sale of the Units are intended to be exempt from registration under the securities laws of certain states. Subscribers who reside in the following states should note the language set forth below, which is required to be included in this Subscription Agreement by the securities laws of those states.

FOR FLORIDA RESIDENTS ONLY
--------------------------

         IF THE INVESTOR IS NOT A BANK, A TRUST COMPANY, A SAVINGS INSTITUTION, AN INSURANCE COMPANY, A DEALER, AN INVESTMENT COMPANY AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, A PENSION OR PROFIT-SHARING TRUST, OR A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933), THE INVESTOR ACKNOWLEDGES THAT ANY SALE OF THE UNITS TO THE INVESTOR IS VOIDABLE BY THE INVESTOR EITHER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE INVESTOR TO THE ISSUER, OR AN AGENT OF THE ISSUER, OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO THE INVESTOR, WHICHEVER OCCURS LATER.

FOR GEORGIA INVESTORS ONLY

         THE UNITS WILL BE SOLD IN RELIANCE ON THE EXEMPTION FROM SECURITIES REGISTRATION CONTAINED IN PARAGRAPH 13 OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT FROM SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

         11. Items Required from the Subscriber.

                  (a) Completed and executed copy of this Subscription
         Agreement.

                  (b) Arrangements for payment of the subscription price of the Subscriber's Units.

                  (c) If one or more purchaser representatives have been consulted or relied upon, one completed and executed copy of the purchaser representative's certificate (copies of which will be furnished by MLAI LLC upon request) with respect to each purchaser representative.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY.]

                            ML SELECT FUTURES I L.P.

                                 SIGNATURE PAGE

         Units to be registered as follows: (Check one)

[ ]      INDIVIDUAL OWNERSHIP                        [ ]    TRUST
        (One signature required below)

[ ]      JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP   [ ]    CORPORATION
         (All tenants must sign below)

[ ]      TENANTS IN COMMON                           [ ] LIMITED PARTNERSHIP
         (All tenants must sign below)

[ ]      RETIREMENT ACCOUNT                          [ ] OTHER (Please specify):
                                                         _______________________

AMOUNT OF SUBSCRIPTION (MINIMUM:
$25,000 FOR INITIAL INVESTMENT; $10,000 FOR ADDITIONAL INVESTMENTS): $__________

(THE SUBSCRIBER MUST PRINT ALL INFORMATION EXACTLY AS THE SUBSCRIBER WISHES IT TO APPEAR ON THE FUND'S RECORDS.)

1.       SUBSCRIBER INFORMATION

         Subscriber's Name:_____________________________________________________

         Subscriber's Account Number:___________________________________________

         Address / Principal Place of Business:_________________________________
                                               (Street)   (City/State/Zip Code)

         Telephone Number:______________________________________________________
                                 (Business)               Home (for Individuals)

         Jurisdiction of Organization (for Entities):___________________________

         Contact Person (for Entities):_____________  Telephone Number:_________

         Social Security / Taxpayer ID Number:______  Date of Birth /
                                                      Formation:________________

         Fiscal Year (for Entities):________________

2. SOLICITATION INFORMATION. The Subscriber first heard about the Fund from:
         [ ] Merrill Lynch Financial Advisor

         [ ] Other (specify) ___________________________________________________
         _______________________________________________________________________

3.       INFORMATION REGARDING SUBSCRIBER.
         --------------------------------

         THE SUBSCRIBER MUST HAVE SUFFICIENT FINANCIAL KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS TO BE CAPABLE OF EVALUATING THE RISKS AND MERITS OF AN INVESTMENT IN THE FUND.

                  (i) Select whichever of (a) or (b) is applicable:

         [ ] (a) The Subscriber, or each person making the investment decision to acquire Units, on behalf of the Subscriber, has such knowledge and experience in financial and business matters that the Subscriber, or each such person, is capable of evaluating the merits and risks of an investment in the Fund and of making an informed investment decision regarding the purchase of Units.

         [ ] (b) The Subscriber, or each person making the investment decision to acquire Units on behalf of the Subscriber, and the person(s) listed below who have acted as the Subscriber's or such persons' purchaser representative(s), together have such knowledge and experience in financial and business matters that they together are capable of evaluating the merits and risks of an investment in the Fund and of making an informed investment decision regarding the purchase of the Units. Listed below are the names and addresses of those persons upon whose advice the Subscriber has relied, or with whom the Subscriber has consulted, in evaluating the merits and risks of an investment in the Fund. A purchaser representative's certificate (available upon request from MLAI LLC) from each such person is being delivered herewith.

                            Name                             Address
                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

4.       INVESTOR QUALIFICATIONS
         -----------------------

         INVESTOR MEETS THE STANDARDS FOR BEING CATEGORIZED AS AN "ACCREDITED INVESTOR" AS SET FORTH UNDER SECTION 4____ [INSERT LETTER THAT PERTAINS TO SUBSCRIBER'S QUALIFICATION; SEE PAGES S-5 TO S-6 OF THE SUBSCRIPTION AGREEMENT].

5.       SUITABILITY
         -----------

                  THE SUBSCRIBER'S INVESTMENT IN THE FUND CONSTITUTES LESS THAN 10% OF THE SUBSCRIBER'S READILY MARKETABLE ASSETS.

                                  YES [ ]  NO[ ]

6.       INTERNAL REVENUE CODE CERTIFICATION
         -----------------------------------

         [ ] The Subscriber has checked the preceding box to confirm that the Subscriber is a United States taxpayer:

         The Subscriber has checked the following box if the Subscriber is subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code: [ ]. Under the penalties of perjury, by signing this Subscription Agreement, the Subscriber hereby certifies that the Social Security or Taxpayer Identification Number set forth above is the Subscriber's true, correct and complete Social Security Number or Taxpayer Identification and that the information given in the immediately preceding sentence is true, correct and complete.

         The Subscriber will notify MLAI LLC within 30 days of any change in the information set forth in this Section 6.

                              __________________________________________________

                              __________________________________________________

                              __________________________________________________
Dated _____________, 20__     (Signature of Individual Subscriber[s])
                              (For Joint Subscribers, each Subscriber must sign)

                              If Entity Subscriber, please sign below:

ACCEPTED:                     ________________________________________________
                              (Name of Entity Subscriber)

APPROVED FOR SUBMISSION TO
MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC

_________________________     By:_____________________________________________
Financial Advisor                          (Signatory Entity, if any)

Date:                         Date: __________________________________________
                                    Name:
                                    Title:

                       PLEASE RETURN BY OVERNIGHT MAIL TO:
                                DOCUMENT CONTROL
                  C/O MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC
                       800 SCUDDERS MILL ROAD, SECTION 2E
                          PLAINSBORO, NEW JERSEY 08536
                            TELEPHONE: (609) 282-8550
                               FAX: (609) 282-0782

       THIS SUBSCRIPTION AGREEMENT IS NOT FOR USE AFTER FEBRUARY 1, 2004.